Exhibit 10.15

                        FY 93 EXECUTIVE BONUS PLAN


Bonus Eligibility

The key factors in determining bonus awards are:

     1)   Growth in company net earnings;
     2)   Level of budget achievement for operating profit; and
     3)   Rating for MBO accomplishments.


Growth in Company Net Earnings

This is viewed as critical to the Company's overall success and a key element in the enhancement of shareholder value. Because of its importance, bonus eligibility under all executive and management bonus plans will be contingent upon the attainment of a threshold
(gate) percentage growth in company net earnings over the prior year. Approximately a third of the total bonus opportunity under the plan at target will be based on this measure.


Level of Achievement for Operating Profit

Bonus eligibility for operating profit results begins at 90% of budget and caps at 125% budget achievement. Payouts for below budget performance apply only where the FY 93 budget represents a meaningful increase over the FY 92 budget for operating profit.


Rating for MBO Accomplishments

Individual bonus awards may be varied above or below the combined award guideline for company net earnings and operating profit based on the overall evaluation for accomplishment of management objectives (MBOs). The MBO rating is expressed as a percentage (0 to 150%) and applied to the total award guideline for financial results.

Bonus Award Guidelines

                           EBP AWARD GUIDELINES


        Net Earnings                        Operating Profit
____________________________            __________________________

% Growth Over       Award                % Budget        Award
  Prior Year      Guideline             Achievement    Guideline
____________________________            __________________________

     <13%            0                      <90%            0
      13%           11%                      90%          1.25%
     >13%           11%                      95%          7.5%
____________________________                 99%         12.5%
                                            100%         24.0%
No bonus eligibility for                __________________________
operating profit results
unless 13% or higher growth                >100%         SEE BELOW
in company net earnings is
achieved over FY 92.



                   For Exceeding Operating Profit Budget
___________________________________________________________________

  % Budget
 Achievement             Operating Profit Award Guideline
___________________________________________________________________

 101%-109%          24% plus 1.5% for each 1% above 100% of budget
 110%-125%          45% plus 1.25% for each 1% above 110% of budget
___________________________________________________________________

As a transition rule to bridge the FY 92 and FY 93 bonus plans, the total bonus opportunity for operating profit achievement at 108% and 109% of budget plus the award guideline for company net earnings will be no less than the comparable total award guideline under the FY 92 plan.

Bonus Eligibility Measurements

                                        Operating Profit
                                   _______________________________
                    Net            For                 For
                    Earnings       Achieving           Exceeding
                    Growth         Budget              Budget
___________________________________________________________________

 Corporate         Total           50% BSG WW/         50% BSG WW/
 Staff             Beckman         50% DSG WW          50% DSG WW
___________________________________________________________________

                   Total
 BSG               Beckman         Group WW            Group WW
___________________________________________________________________

 DSG
 Functional        Total
 Staff             Beckman         Group WW            Group WW
___________________________________________________________________

 DSG
 Profit            Total           70% Profit Center/
 Center VP         Beckman         30% Group WW        Group WW
___________________________________________________________________

               Below-budget bonus eligibility to be based on operating profit measurement for achieving budget.



Individual Bonus Award Calculation

The individual bonus award is calculated by multiplying the total award guideline for financial performance by the MBO percentage rating and applying the result to total base earnings for the period of bonus eligibility (eligible earnings).



  Individual Rating for                      Percentage to be
   MBO Accomplishments                  Applied to Award Guideline
____________________________            __________________________

     Exceptional                             130% - 150%
     Excellent                               100% - 120%
     Good                                     70% -  90%
     Acceptable                               40% -  60%
     Unacceptable                                 0


Example of How the Individual Bonus Award is Calculated

Assume that net earnings growth over the prior year is 13% and operating profit budget achievement is 105%. Since the net earnings growth threshold (gate) is met, bonus eligibility applies to both net earnings growth and operating profit results. In this example, the total award guideline before applying the MBO multiplier is 42.5%: 11% for net earnings growth plus 24% + (5x1.5%) or 7.5%, for exceeding operating profit budget by 5%. A 42.5% basic total award guideline is increased to a 51% individual bonus award with an MBO rating of 120% (120%x42.5). Conversely, an MBO rating of 90% reduces the 42.5% basic total award guideline to a 38.3% individual bonus award (90%x42.5%). If total Beckman net earnings growth over the prior year is below the 13% threshold, there will be no bonus eligibility.


Administration

     1) All financial results will be measured on an "as reported" basis with no adjustment for any effect of currency fluctuations.

     2) All intercompany transactions will be excluded in the financial results for determining operating profit budget achievement.

     3) Any issues regarding plan interpretation, including financial measurements and results, will be referred for resolution to an Executive Bonus Committee appointed by the Chief Executive Officer.


Method and Eligibility for Payment

To be eligible for an award under this bonus program, a participant must be in active pay status at the end of the fiscal year.
Exceptions may be approved by the Chief Executive Officer for participants who retire in midyear or other special circumstances.

The earned bonus attributable to Beckman net earnings may, at the participant's option, be paid in the form of ledgered common stock. Details of this payment alternative are described in the plan insert.


Questions?

If you have any questions about the Beckman Executive Bonus Plan, ask your supervisor or contact Bill Baldwin, Corporate Director -
Compensation and Benefits.

Additional Award Guidelines

                             AWARD GUIDELINES


        Net Earnings                        Operating Profit
____________________________            __________________________

% Growth Over       Award                % Budget        Award
  Prior Year      Guideline             Achievement    Guideline
____________________________            __________________________

     <13%            0                      <90%            0
      13%           13%                      90%          1.5%
     >13%           13%                      95%          9.0%
____________________________                 99%         15.0%
                                            100%         30.0%
No bonus eligibility for                __________________________
operating profit results
unless 13% or higher growth                >100%         SEE BELOW
in company net earnings is
achieved over FY 92.



                   For Exceeding Operating Profit Budget
___________________________________________________________________

  % Budget
 Achievement             Operating Profit Award Guideline
___________________________________________________________________

 101%-109%          30% plus 1.5% for each 1% above 100% of budget
 110%-125%          48% plus 1.25% for each 1% above 110% of budget
___________________________________________________________________

As a transition rule to bridge the FY 92 and FY 93 bonus plans, the total bonus opportunity for operating profit achievement at 109% of budget plus the award guideline for company net earnings will be no less than the comparable total award guideline under the FY 92 plan.


                             AWARD GUIDELINES


        Net Earnings                        Operating Profit
____________________________            __________________________

% Growth Over       Award                % Budget        Award
  Prior Year      Guideline             Achievement    Guideline
____________________________            __________________________

     <13%            0                      <90%            0
      13%           16%                      90%          2.0%
     >13%           16%                      95%         12.0%
____________________________                 99%         20.0%
                                            100%         36.0%
No bonus eligibility for                __________________________
operating profit results
unless 13% or higher growth                >100%         SEE BELOW
in company net earnings is
achieved over FY 92.



                   For Exceeding Operating Profit Budget
___________________________________________________________________

  % Budget
 Achievement             Operating Profit Award Guideline
___________________________________________________________________

 101%-110%          36% plus 2.6% for each 1% above 100% of budget
 111%-125%          62% plus 2.2% for each 1% above 110% of budget
___________________________________________________________________


                             AWARD GUIDELINES


        Net Earnings                        Operating Profit
____________________________            __________________________

% Growth Over       Award                % Budget        Award
  Prior Year      Guideline             Achievement    Guideline
____________________________            __________________________

     <13%            0                      <90%            0
      13%           19%                      90%          2.5%
     >13%           19%                      95%         15.0%
____________________________                 99%         25.0%
                                            100%         44.0%
No bonus eligibility for                __________________________
operating profit results
unless 13% or higher growth                >100%         SEE BELOW
in company net earnings is
achieved over FY 92.



                   For Exceeding Operating Profit Budget
___________________________________________________________________

  % Budget
 Achievement             Operating Profit Award Guideline
___________________________________________________________________

 101%-110%          44% plus 3.4% for each 1% above 100% of budget
 111%-125%          78% plus 2.8% for each 1% above 110% of budget
___________________________________________________________________